UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
Amendment No. 1
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2015
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U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street
Euless, Texas 76039
(Address of principal executive offices, including ZIP code)

(817) 835-4105
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Registrant's Current Report on Form 8-K (this "Amendment") amends the Registrant's original Current Report on Form 8-K filed April 2, 2015. This Amendment files the pre-acquisition financial statements for Ferrara Bros. Building Materials Corp. and Affiliate (collectively, "Ferrara Bros. Building Materials") and the unaudited pro forma condensed combined financial statements and related notes thereto, both of which are in connection with the Registrant's acquisition on April 1, 2015 of Ferrara Bros. Building Materials.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired

The following financial statements of Ferrara Bros. Building Materials are being filed as exhibits to this Amendment and are incorporated by reference herein:

Exhibit 99.1 — Ferrara Bros. Building Materials Corp. and Affiliate's audited consolidated financial statements, including independent auditor's report as of and for the years ended October 31, 2014 and 2013.

Exhibit 99.2 — Ferrara Bros. Building Materials Corp. and Affiliate's consolidated financial statements as of January 31, 2015 (unaudited) and for the three months ended January 31, 2015 and 2014 (unaudited).

(b) Unaudited Pro Forma Financial Information

The U.S. Concrete, Inc. and Ferrara Bros. Building Materials unaudited pro forma condensed combined balance sheets as of March 31, 2015 and the U.S. Concrete, Inc. and Ferrara Bros. Building Materials unaudited pro forma condensed combined income statements for the three months ended March 31, 2015 and for the year ended December 31, 2014 and the notes related thereto are filed as Exhibit 99.3 hereto and are incorporated in this report by reference.

Ferrara Bros. Building Materials' fiscal year ends October 31. The unaudited pro forma condensed combined income statements for the three months ended March 31, 2015 includes Ferrara Bros. Building Materials' results for the three months ended January 31, 2015. The unaudited pro forma condensed combined income statements for the year ended December 31, 2014 includes Ferrara Bros. Building Materials' results for the year ended October 31, 2014. The unaudited pro forma condensed combined balance sheets as of March 31, 2015 includes Ferrara Bros. Building Materials' balance sheet as of January 31, 2015.

(c) Exhibits

Exhibit No.	Exhibit
23.1	Consent of Grassi & Co., CPAs, P.C., Independent Auditor.
99.1	Audited consolidated financial statements of Ferrara Bros. Building Materials Corp. and Affiliate as of and for the years ended October 31, 2014 and 2013 and Independent Auditor's Report thereon.
99.2	Consolidated financial statements of Ferrara Bros. Building Materials Corp. and Affiliate as of January 31, 2015 (unaudited) and for the three months ended January 31, 2015 and 2014 (unaudited).
99.3
Unaudited pro forma condensed combined financial statements and explanatory notes for U.S. Concrete, Inc. as of March 31, 2015, for the three months ended March 31, 2015 and for the year ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: June 17, 2015	By:	/s/ William M. Brown
William M. Brown
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
23.1	Consent of Grassi & Co., CPAs, P.C., Independent Auditor.
99.1	Audited consolidated financial statements of Ferrara Bros. Building Materials Corp. and Affiliate as of and for the years ended October 31, 2014 and 2013 and Independent Auditor's Report thereon.
99.2	Consolidated financial statements of Ferrara Bros. Building Materials Corp. and Affiliate as of January 31, 2015 (unaudited) and for the three months ended January 31, 2015 and 2014 (unaudited).
99.3
Unaudited pro forma condensed combined financial statements and explanatory notes for U.S. Concrete, Inc. as of March 31, 2015, for the three months ended March 31, 2015 and for the year ended December 31, 2014.

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